SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) July 6, 1999


                         LAMAR ADVERTISING COMPANY
            (Exact name of registrant as specified in its charter)


         Delaware                    0-20833                 75-1205791
(State or other jurisdiction  (Commission File Number)    (IRS Employer
       of incorporation)                                Identification No.)



 5551 Corporate Boulevard, Baton Rouge, Louisiana                 70808
    (Address of principal executive offices)                    (Zip Code)



                              (225) 926-1000
             (Registrant's telephone number, including area code)


                              Not Applicable
        (Former name or former address, if changed since last report.)





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ITEM 5.   OTHER EVENTS

     As Lamar Advertising Company (the "Registrant") and Chancellor Media Corporation ("Chancellor") announced on June 1, 1999, the Registrant entered into a definitive agreement with Chancellor Media Corporation of Los Angeles, Chancellor's wholly-owned subsidiary, pursuant to which the Registrant agreed to purchase Chancellor's outdoor advertising business conducted by Chancellor Media Outdoor Corporation ("Chancellor Outdoor") for $1.6 billion in stock and cash.

     The Registrant is filing this Form 8-K to provide the Financial Statements and Pro Forma Financial Statements for Chancellor Outdoor and its predecessor companies, the outdoor advertising division of Whiteco Industries, Inc. ("Whiteco"), Martin Media L.P. ("Martin Media") and Martin & MacFarlane, Inc. ("Martin & MacFarlane"), as noted below.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements.   The  following  financial  statements are
filed herewith as Exhibit 99.1 and incorporated herein by reference:

          (i) The consolidated balance sheets of Chancellor Outdoor as of December 31, 1998 and March 31, 1999 and consolidated statements of operations, equity and cash flows for the period from July 22, 1998 to December 31, 1998 and the three months ended March 31, 1999.

          (ii) The statements of income, divisional equity and cash flows of Whiteco for the eleven months ended November 30, 1998; balance sheets of Whiteco as of December 31, 1996 and 1997; and statements of income and cash flows for the years ended December 31, 1995, 1996, and 1997.

          (iii) The statements of operations, partners' capital and cash flows of Martin Media for the seven months ended July 31, 1998; balance sheets of Martin Media as of December 31, 1996 and 1997; and statements of operations, partners' capital (deficit) and cash flows of Martin Media for each of the years ended December 31, 1995, 1996 and 1997.

          (iv) The statements of operations, retained earnings and cash flows of Martin & MacFarlane for the seven months ended July 31, 1998; balance sheets of Martin & MacFarlane as of December 31, 1996 and 1997; statements of income, retained earnings and cash flows for the six-month period ended December 31, 1995 and each of the years ended December 31, 1996 and 1997; balance sheet of Martin & MacFarlane as of June 30, 1995; and statements of income, retained earnings and cash flows of Martin & MacFarlane for the year ended June 30, 1995.

     (b)  Pro  Forma   Financial   Statements.   The  following  pro  forma
financial statements are filed herewith as Exhibit 99.2 and incorporated herein by reference:

          (i) Unaudited pro forma condensed consolidated statements of operations of the Registrant for the year ended December 31, 1998 and the three months ended March 31, 1999.

          (ii) Unaudited pro forma condensed consolidated balance sheet of the Registrant as of March 31, 1999.

     (c)  Exhibits

          (i)  Consent of Arthur Andersen, LLP.

          (ii) Consent of Barbich, Longcrier, Hooper & King.

          (iii) Consent of BDO Seidman LLP.

          (iv) Consent of PricewaterhouseCoopers LLP.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LAMAR ADVERTISING COMPANY



                              By:   /S/ KEITH A. ISTRE
                                        Keith A. Istre
                                Treasurer and Chief Financial Officer

Dated: July 6, 1999

                           EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION

23.1      Consent of Arthur Andersen, LLP.

23.2      Consent of Barbich, Longcrier, Hooper & King.

23.3      Consent of BDO Seidman LLP.

23.4      Consent of PricewaterhouseCoopers LLP.

99.1      (i)  The  consolidated balance sheets of Chancellor Outdoor as of
               December 31, 1998 and March 31, 1999 and consolidated statements of operations, equity and cash flows for the period from July 22, 1998 to December 31, 1998 and the three months ended March 31, 1999.

          (ii) The statements of income, divisional equity and cash flows of Whiteco for the eleven months ended November 30, 1998; balance sheets of Whiteco as of December 31, 1996 and 1997 and statements of income and cash flows for the years ended December 31, 1995, 1996, and 1997.

          (iii)The statements of operations, partners' capital and cash flows of Martin Media for the seven months ended July 31, 1998; balance sheets of Martin Media as of December 31, 1996 and 1997; and statements of operations, partners' capital (deficit) and cash flows of Martin Media for each of the years ended December 31, 1995, 1996 and 1997.

          (iv) The statements of operations, retained earnings and cash flows of Martin & MacFarlane for the seven months ended July 31, 1998; balance sheets of Martin & MacFarlane as of December 31, 1996 and 1997; statements of income, retained earnings and cash flows for the six-month period ended December 31, 1995 and each of the years ended December 31, 1996 and 1997; balance sheet of Martin & MacFarlane as of June 30, 1995; and statements of income, retained earnings and cash flows of Martin & MacFarlane for the year ended June 30, 1995.

99.2      (i)  Unaudited  pro  forma condensed consolidated  statements  of operations of the Registrant for the year ended December 31, 1998 and the three months ended March 31, 1999.

          (ii) Unaudited pro forma condensed consolidated balance sheet of the Registrant as of March 31, 1999.